UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Glenfarne Merger Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO STOCKHOLDERS OF GLENFARNE MERGER CORP.

292 Madison Avenue, 19th Floor

New York, NY 10017

Dear Stockholders of Glenfarne Merger Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Glenfarne Merger Corp. (the “Company,” “we,” “us” or “our”) to be held on December 12, 2022 at 11:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102. The attached Notice of Special Meeting of Stockholders and proxy statement describe the business we will conduct at the special meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated November 22, 2022 and is first being mailed to shareholders on or about that date, the special meeting will be held for the purpose of considering and voting on the following proposals:

●	Charter Amendment Proposal – To adopt an amendment to our amended and restated certificate of incorporation in the form attached hereto as Annex A to (i) change the date by which we must consummate our initial business combination from March 23, 2023 (the “Original Termination Date”) to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date, (ii) remove the Redemption Limitation (as defined in the amended and restated certificate of incorporation) to allow us to redeem public shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account (as defined below) prior to redeeming the public shares in connection with the special meeting in order to pay dissolution expenses.

●	Trust Amendment Proposal – To amend our investment management trust agreement, dated March 15, 2021, with Continental Stock Transfer & Trust Company, as trustee, or the Trust Agreement, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date.

●	Adjournment Proposal – To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

The board of directors recommends that you vote “for” each of the proposals to be presented at the special meeting.

Whether or not you plan to attend the special meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the special meeting. If you later decide to attend the special meeting or change your vote, you may withdraw your proxy and vote in person at the special meeting. Voting through our Internet voting system or by proxy will ensure your representation at the special meeting if you do not attend in person.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the special meeting in person, it is important that your shares be represented and voted.

We look forward to seeing you at the meeting.

Dated: November 22, 2022

By Order of the Board of Directors,

/s/ Brendan Duval
CHAIRMAN OF THE BOARD OF DIRECTORS

GLENFARNE MERGER CORP.

292 Madison Avenue, 19th Floor

New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 12, 2022

To the Stockholders of Glenfarne Merger Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of stockholders of Glenfarne Merger Corp. (the “Company,” “we,” “us” or “our”) will be held on December 12, 2022 at 11:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

●	Charter Amendment Proposal – To adopt an amendment to our amended and restated certificate of incorporation in the form attached hereto as Annex A to (i) change the date by which we must consummate our initial business combination from March 23, 2023 (the “Original Termination Date”) to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date, (ii) remove the Redemption Limitation (as defined in the amended and restated certificate of incorporation) to allow us to redeem public shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001 and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account (as defined below) prior to redeeming the public shares in connection with the special meeting in order to pay dissolution expenses.

●	Trust Amendment Proposal – To amend our investment management trust agreement, dated March 15, 2021, with Continental Stock Transfer & Trust Company, as trustee, or the Trust Agreement, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date.

●	Adjournment Proposal – To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Our existing amended and restated certificate of incorporation, or our certificate of incorporation, currently provides that we have until the Original Termination Date to complete our initial business combination, and if we do not complete an initial business combination by then, we will be required (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem all of the issued and outstanding shares of Class A common stock issued as part of the units sold in our initial public offering, or the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish rights of the holders of the public shares, or the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Delaware General Corporation Law, or the DGCL, to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Our board of directors believes that the current provisions of our certificate of incorporation and the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation and the Trust Agreement do not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), or the IRA, which, among other things, imposes a 1% Excise Tax on any domestic corporation that repurchases its stock after December 31, 2022, or the Excise Tax. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq Capital Market, or Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to, among other things, change the date by which we must consummate our initial business combination from the Original Termination Date to the Accelerated Termination Date, such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of the Charter Amendment Proposal, which we refer to as the voluntary redemption, without having to wait for approximately another one to four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Date, which we refer to as the mandatory redemption, which will enable the redemption of all of the public shares by us before we potentially become subject to the Excise Tax; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the mandatory redemption, dissolve and liquidate as promptly as reasonably possible after completion of the mandatory redemption, which will allow us to return the funds to our public stockholders sooner without any deductions for the Excise Tax and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date.

We also plan to voluntarily delist our shares of Class A common stock from Nasdaq as soon as practicable after completion of the mandatory redemption, subject to the rules of Nasdaq and our certificate of incorporation, as amended. Notwithstanding stockholder approval of the Charter Amendment Proposal, our board of directors will retain the right to abandon and not implement the amendment to our certificate of incorporation at any time without any further action by our stockholders.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and we are unable to complete a business combination on or before the Original Termination Date, we expect to liquidate and dissolve in accordance with our certificate of incorporation.

The Company reserves the right to move to adjourn the special meeting in the event that our board of directors determines before the special meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the special meeting we will ask our stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

Our board of directors has fixed the close of business on November 18, 2022 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or do not vote at all, and regardless of whether you hold public shares on the record date (so long as you are a holder at the time of exercise). However, under our certificate of incorporation, we are only obligated to provide you with the opportunity to redeem your public shares in connection with the Charter Amendment Proposal upon the approval of such proposal. As of the record date for the meeting, the close of business on November 18, 2022, the redemption price per share was approximately $10.10 (which is expected to be the same approximate amount through the date of the meeting), based on the aggregate amount on deposit in the trust account of approximately $275,301,210.62 as of the record date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding public shares. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal will take into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses upon liquidation, and may decrease if additional interest earned on the funds held in the trust account is released to us to pay our taxes. The closing price of a share of Class A common stock on Nasdaq on the record date was $10.02. Accordingly, if the market price of our Class A common stock were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.08 more per share than if the shares were sold in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in their shares when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET, 30TH FLOOR, NEW YORK, NEW YORK 10004-1561, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, AT LEAST TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES.

HOLDERS OF OUR UNITS MUST ELECT TO SEPARATE THE UNDERLYING PUBLIC SHARES AND THE WARRANTS PRIOR TO EXERCISING REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. IF YOU HOLD UNITS IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, HOLDERS MUST NOTIFY THEIR BROKER OR BANK, AS APPLICABLE, THAT THEY ELECT TO SEPARATE THE UNITS INTO THE UNDERLYING PUBLIC SHARES AND WARRANTS, OR IF A HOLDER HOLDS UNITS REGISTERED IN ITS, HIS OR HER OWN NAME, THE HOLDER MUST CONTACT THE TRANSFER AGENT DIRECTLY AND INSTRUCT THE TRANSFER AGENT TO DO SO. YOUR BROKER, BANK OR OTHER NOMINEE MAY HAVE AN EARLIER DEADLINE BY WHICH YOU MUST PROVIDE INSTRUCTIONS TO SEPARATE THE UNITS INTO THE UNDERLYING PUBLIC SHARES AND WARRANTS IN ORDER TO EXERCISE REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, SO YOU SHOULD CONTACT YOUR BROKER, BANK OR OTHER NOMINEE OR INTERMEDIARY.

HOLDERS WHO INTEND TO EXERCISE THEIR REDEMPTION RIGHTS IN CONNECTION WITH THE VOLUNTARY REDEMPTION ARE REQUESTED TO COMPLETE THE PROCEDURES DESCRIBED ABOVE PRIOR TO 5:00 P.M., EASTERN TIME, ON DECEMBER 8, 2022 (TWO BUSINESS DAYS BEFORE THE MEETING) IN ORDER FOR THEIR SHARES OF CLASS A COMMON STOCK TO BE REDEEMED PURSUANT TO SUCH VOLUNTARY REDEMPTION RIGHTS.

Adoption of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock. Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote in the event there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal and the Trust Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, our board of directors has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of our Company and our stockholders and recommends that you vote or give instruction to vote for each of the proposals. For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Background and Rationale for the Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Background and Rationale for the Proposal,” respectively, of this proxy statement.

Your vote is very important. Whether or not you plan to attend the special meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the special meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the special meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the special meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted for each of the proposals presented at the special meeting. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Enclosed is the Notice of Special Meeting of Stockholders and accompanying proxy statement containing detailed information about the special meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

If you have any questions or need assistance voting shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call at (203) 658-9400, or by emailing VTIQ.info@investor.morrowsodali.com.

We look forward to seeing you at the meeting.

Dated: November 22, 2022

By Order of the Board of Directors,

/s/ Brendan Duval
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 12, 2022: This notice of meeting and accompanying proxy statement are available at https://www.cstproxy.com/glenfarnemerger/2022 .

This proxy statement, including the form of proxy are first being mailed to stockholders on or about November 22, 2022.

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GLENFARNE MERGER CORP. 292

Madison Avenue, 19th Floor

New York, NY 10017

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 12, 2022

PROXY STATEMENT

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at a special meeting of stockholders of Glenfarne Merger Corp., a Delaware corporation, which we refer to as the special meeting, and any postponements, adjournments or continuations thereof. The special meeting will be held on December 12, 2022 at 11:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

What proposals will be voted on at the special meeting?

The following proposals will be voted on at the special meeting:

●	Proposal No. 1—Charter Amendment Proposal: To adopt an amendment to our amended and restated certificate of incorporation in the form attached hereto as Annex A to (i) change the date by which we must consummate our initial business combination from March 23, 2023 (the “Original Termination Date”) to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date, (ii) remove the Redemption Limitation (as defined in the amended and restated certificate of incorporation) to allow us to redeem public shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the special meeting in order to pay dissolution expenses.

●	Proposal No. 2—Trust Amendment Proposal: To amend our investment management trust agreement, dated March 15, 2021, or the Trust Agreement, with Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering, or the trust account, to the Accelerated Termination Date.

●	Proposal No. 3—Adjournment Proposal: To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the special meeting.

Why are we proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

Our existing amended and restated certificate of incorporation, or our certificate of incorporation, currently provides that we have until the Original Termination Date to complete our initial business combination, and if we do not complete an initial business combination by then, we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Our board of directors believes that the current provisions of our certificate of incorporation and the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation and the Trust Agreement do not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), or the IRA, which, among other things, imposes a 1% Excise Tax on any domestic corporation that repurchases its stock after December 31, 2022, or the Excise Tax. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq Capital Market, or Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to, among other things, change the Original Termination Date to the Accelerated Termination Date such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of the Charter Amendment Proposal, which we refer to as the voluntary redemption, without having to wait for approximately another one to four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Date, which we refer to as the mandatory redemption, which will enable the redemption of all of the public shares by us before we potentially become subject to the Excise Tax; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the mandatory redemption, dissolve and liquidate as promptly as reasonably possible after completion of the mandatory redemption, which will allow us to return the funds to our public stockholders sooner without any deductions for the Excise Tax and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date. We also plan to voluntarily delist our shares of Class A common stock from Nasdaq as soon as practicable after completion of the mandatory redemption, subject to the rules of Nasdaq and our certificate of incorporation, as amended. Notwithstanding stockholder approval of the Charter Amendment Proposal, our board of directors will retain the right to abandon and not implement the amendment to our certificate of incorporation at any time without any further action by our stockholders.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and we are unable to complete a business combination on or before the Original Termination Date, we expect to liquidate and dissolve in accordance with our certificate of incorporation.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

●	“FOR” the Charter Amendment Proposal;

●	“FOR” the Trust Amendment Proposal; and

●	“FOR” the Adjournment Proposal.

However, our board of directors makes no recommendation as to whether you should redeem your public shares.

The existence of financial and personal interests of our directors and officers in the Charter Amendment Proposal and the Trust Amendment Proposal may result in conflicts of interest, including a conflict between what may be in the best interests of our Company and our stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1: The Charter Amendment Proposal—Interests of the Sponsor and Our Officers and Directors,” “Proposal No. 2: The Trust Amendment Proposal—Interests of the Sponsor and Our Officers and Directors” and “Security Ownership of Certain Beneficial Owners and Management” for a further discussion of these considerations.

How do our insiders intend to vote their shares?

As of the record date, November 18, 2022, our sponsor and our directors and officers collectively have the right to vote 28.6% of our issued and outstanding shares of common stock. See the section titled “Security Ownership of Certain Beneficial Owners and Management.” We expect that our sponsor and our directors and officers will vote all of their shares in favor of each proposal to be voted upon by our stockholders at the special meeting.

Will how I vote affect my ability to exercise redemption rights?

You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or do not vote at all, and regardless of whether you hold public shares on the record date (so long as you are a holder at the time of exercise). However, under our certificate of incorporation, we are only obligated to provide you with the opportunity to redeem your public shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

How do I exercise my redemption rights?

Upon the approval of the Charter Amendment Proposal, any public stockholder may request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. As of the record date, this would amount to a redemption price of approximately $10.10 per public share. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal will take into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses upon liquidation, and may decrease if additional interest earned on the funds held in the trust account is released to us to pay our taxes. In addition, the proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public stockholders electing to redeem their Class A common stock in the voluntary redemption will be distributed promptly after the adjournment of the meeting if the Charter Amendment Proposal and Trust Amendment Proposal are approved.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Holders who intend to exercise their redemption rights in connection with the voluntary redemption are requested to complete the procedures described above prior to 5:00 p.m., Eastern time, on December 8, 2022 (two business days before the meeting) in order for their shares of Class A common stock to be redeemed pursuant to such voluntary redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash.

If you hold your public shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares of Class A common stock you beneficially own re-registered in your name and delivered electronically.

Holders of our units must elect to separate the underlying public shares and the warrants prior to exercising redemption rights with respect to the public shares. If you hold units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct the transfer agent to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary.

Any request for voluntary redemption, once made by a public stockholder, may be withdrawn at any time prior to the approval of the Charter Amendment Proposal, or the voluntary redemption withdrawal deadline. If you deliver your shares for voluntary redemption to our transfer agent and later decide not to elect redemption, you may, prior to the voluntary redemption withdrawal deadline, request that our transfer agent return the shares to you (either physically or electronically). Our transfer agent will be required to honor any such requests only if made prior to the voluntary redemption withdrawal deadline. After this time, a request for voluntary redemption may not be withdrawn unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request, which it may do in whole or in part. Such a request must be made by contacting our transfer agent.

Any corrected or changed written exercise of redemption rights in connection with the voluntary redemption must be received by our transfer agent prior to the deadline for exercising redemption requests in connection with the voluntary redemption and, thereafter, prior to the voluntary redemption withdrawal deadline. Requests for such redemption may not be honored unless the certificate (if any) representing the holder’s shares has been delivered (either physically or electronically) to our transfer agent prior to 5:00 p.m., Eastern Time, on December 8, 2022 (two business days before the meeting).

If a public stockholder properly makes a request for voluntary redemption, such public stockholder’s shares of Class A common stock are delivered as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, then we will redeem such shares of Class A common stock for a pro rata portion of funds deposited in the trust account, including interest earned on the funds held in the trust account and not previously released to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the meeting. Thereafter, such public stockholder will no longer own the shares of Class A common stock so redeemed.

In addition, if the Charter Amendment Proposal is approved and implemented, and because we do not anticipate being able to complete an initial business combination by the Accelerated Termination Date, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Date (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes or to pay dissolution expenses, divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Date, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) or other delivery of their shares to our transfer agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the mandatory redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

What will happen to our warrants?

If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial business combination by the Accelerated Termination Date, our warrants will expire worthless.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will also expire worthless.

Who is entitled to vote at the special meeting?

Holders of our Class A common stock and Class B common stock as of the close of business on November 18, 2022, the record date for the meeting, may vote at the special meeting. As of the record date, there were 28,109,347 shares of our Class A common stock outstanding and 6,813,566 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock and Class B common stock is entitled to one vote on each matter properly brought before the special meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the special meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of registered stockholders entitled to vote at the special meeting?

A list of registered stockholders entitled to vote at the special meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the meeting and for a period of ten days, ending on the day before the date of the special meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at our principal executive offices located at 292 Madison Avenue, 19th Floor, New York, NY 10017.

How many votes are needed for approval of each proposal?

●	Proposal No. 1: Adoption of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock (meaning that, of the outstanding shares of common stock, at least 65% must be voted FOR the proposal for it to be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the effect of voting AGAINST this proposal. Adoption of the Charter Amendment Proposal is conditional on the adoption of the Trust Amendment Proposal, as set forth below.

●	Proposal No. 2: Adoption of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock (meaning that, of the outstanding shares of common stock, at least 65% must be voted FOR the proposal for it to be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the effect of voting AGAINST this proposal. Adoption of the Trust Amendment Proposal is conditional on the adoption of the Charter Amendment Proposal, as set forth above.

●	Proposal No. 3: Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting (meaning that the votes cast FOR the proposal at the special meeting must exceed the votes cast AGAINST the proposal). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will have no effect on the approval of this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the special meeting?

A quorum is the minimum number of shares required to be present or represented at the special meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all our common stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the special meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the special meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

●	by Internet at https://www.cstproxy.com/glenfarnemerger/2022, 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on December 8, 2022 (have your proxy card in hand when you visit the website);

●	by completing, signing and mailing your proxy card, which must be received prior to the special meeting; or

●	by attending the special meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and other voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, then you may not vote your shares in person at the meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	“FOR” the Charter Amendment Proposal;

●	“FOR” the Trust Amendment Proposal; and

●	“FOR” the Adjournment Proposal.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our routine matter, the Adjournment Proposal. Your broker, bank or other nominee will not have discretion to vote on the Charter Amendment Proposal and the Trust Amendment Proposal, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our routine matters, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the special meeting by:

●	entering a new vote by Internet (subject to the applicable deadlines for such method as set forth above);

●	completing and returning a later-dated signed proxy card to Morrow Sodali LLC, our proxy solicitor, which must be received prior to the date of the special meeting;

●	delivering a written notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, which must be received prior to the date of the special meeting; or

●	attending and voting at the special meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the special meeting?

Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the special meeting in person. To attend the special meeting in person, you must present valid government-issued photo identification (e.g., driver’s license or passport).

Street Name Stockholders. If you were a street name stockholder as of the record date, then you may attend the special meeting in person but, as discussed above, you may not vote your shares at the special meeting unless you obtain a legal proxy from your broker, bank or other nominee. To attend the special meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Brendan Duval, our Chief Executive Officer, and Enrique Reus Jimeno, our Chief Financial Officer, and each of them, with full power of substitution and resubstitution and power to act alone, have been designated as proxy holders for the special meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the special meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above.

Who will count the votes?

A representative of Morrow Sodali LLC, our proxy solicitor, will tabulate the votes and act as inspector of election.

How are proxies solicited for the special meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the special meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $30,000 plus reasonable out of pocket expenses. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors or officers. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the special meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of proxy materials, as applicable, to ensure that all of your shares are voted.

Who can help answer my questions?

If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower Stamford, CT 06902

Shareholders may call toll free: (800) 662-5200

Banks and Brokers may call collect: (203) 658-9400

Email: VTIQ.info@investor.morrowsodali.com

RISK FACTORS

If the Charter Amendment Proposal is approved, we will be permitted to remove up to $100,000 of interest earned on the trust account to pay dissolution expenses. Accordingly, stockholders who elect to redeem their public shares in connection with the Charter Amendment Proposal may receive a lower per-share redemption price in connection with the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with the Charter Amendment Proposal will receive a per-share redemption price that takes into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses. Such dissolution expenses would reduce the per share amount payable to stockholders who redeem their public shares in connection with the Charter Amendment Proposal.

The ability of our public stockholders to exercise redemption rights in the voluntary redemption in connection with the effectiveness of the amendment of our certificate of incorporation with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our certificate of incorporation, a public stockholder may request that we redeem all or a portion of such public stockholder’s public shares for cash in the voluntary redemption in connection with the effectiveness of the amendment of our certificate of incorporation. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in the voluntary redemption in connection with the effectiveness of the amendment to our certificate of incorporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the possibility that we may be unable to obtain the requisite stockholder approval of the Charter Amendment Proposal or the Trust Amendment Proposal;

●	the amount of voluntary redemptions by our Public Stockholders;

●	our ability to complete a business combination or amend the date by which we must commence liquidation of the trust account to the time and date immediately following the Accelerated Termination Date;

●	the trust account not being subject to claims of third parties;

●	the volatility of the market price and liquidity of the shares of Class A Common Stock and other securities of the Company;

●	the per-share redemption price; and

●	the timing of the mandatory redemption and our liquidation, dissolution and delisting.

Additional information on these and other factors that may cause actual results and our performance to differ materially is included in our periodic reports filed with the SEC, including, but not limited to, our annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 annual report”), including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of our filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting us. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

PROPOSAL NO. 1:

THE CHARTER AMENDMENT PROPOSAL

On November 11, 2022, our board of directors voted to approve, and to recommend that our stockholders approve, the amendment to our certificate of incorporation to (i) change the deadline by which we must consummate a business combination from the Original Termination Date to the Accelerated Termination Date, (ii) remove the Redemption Limitation (as defined in the amended and restated certificate of incorporation) to allow us to redeem public shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001; and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the special meeting in order to pay dissolution expenses.

As of the record date for the special meeting, the close of business on November 18, 2022, the redemption price per share was approximately $10.10 (which is expected to be the same approximate amount through the date of the meeting), based on the aggregate amount on deposit in the trust account of approximately $275,301,210.62 as of the record date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding public shares. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal will take into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses upon liquidation, and may decrease if additional interest earned on the funds held in the trust account is released to us to pay our taxes. The closing price of a share of Class A common stock on Nasdaq on the record date was $10.02. Accordingly, if the market price of our Class A common stock were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.08 more per share than if the shares were sold in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in their shares when such stockholders wish to sell their shares.

Background and Rationale for the Proposal

We are a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses. Our strategy has been to complete our initial business combination with a company that complements the experience of our management team and can benefit from our management team’s expertise. After the closing of our initial public offering in March 2021 and the concurrent private placement of our units with our sponsor, a total of $272,500,000 was placed in a trust account established for the benefit of the Company’s public stockholders, and our board of directors and management commenced an active search for potential business combination targets.

As of the date of this proxy statement, our management has reviewed over 150 potential targets and conducted extensive due diligence for approximately 15 of such targets, 7 of which received illustrative proposals and/or letters of intent from us. However, we have not entered into an agreement to effect a business combination with any of these potential targets for a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) our preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) our preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through our efforts to find a suitable target for a business combination, our management has encountered material changes in the market valuations of public company transactions since our initial public offering, creating divergent expectations of valuation between special purpose acquisition companies, or SPACs, like us and stockholders of the privately owned businesses that may be interested in pursuing a business combination. Our board of directors believes such a divergence in expectations will continue to persist until the Original Termination Date and, as a result, that we will not be able to identify, agree upon and consummate a business combination with a suitable target that meets our criteria for a business combination at an acceptable valuation by or before the Original Termination Date.

Changes in the regulatory landscape have further affected our prospects for consummating a business combination. The SEC has proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. Our board of directors believes that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair our ability to complete an initial business combination by or before the Original Termination Date.

Moreover, recent legislative developments may negatively impact our public stockholders if we are unable to consummate a business combination by or before the Original Termination Date. On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% Excise Tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Our certificate of incorporation currently provides that we have until the Original Termination Date to complete our initial business combination and, if we do not complete an initial business combination by the Original Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our board of directors believes that the current provisions of our certificate of incorporation described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of this proposal is to, among other things, change the Original Termination Date to the Accelerated Termination Date such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of this proposal, without having to wait for approximately another one to four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Date, which we refer to as the mandatory redemption, which will ensure that all of the public shares will be redeemed by us before we potentially become subject to the Excise Tax; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the mandatory redemption, dissolve and liquidate as promptly as reasonably possible after completion of the mandatory redemption, which will allow us to return the funds to our public stockholders sooner without any deductions for the Excise Tax and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date. Notwithstanding stockholder approval of the Charter Amendment Proposal, our board of directors will retain the right to abandon and not implement the amendment to our certificate of incorporation at any time without any further action by our stockholders.

We also plan to voluntarily delist our shares of Class A common stock from Nasdaq as soon as practicable after completion of the mandatory redemption, subject to the rules of Nasdaq and our certificate of incorporation, as amended.

The Charter Amendment Proposal also removes the requirement that we have minimum net tangible assets of at least $5,000,001. This is a protective provision that is intended to ensure that the Company complies with Rule 419 under the U.S. Securities Act of 1933. A failure to comply could, among other things, result in the Company being unable to maintain the listing for its securities on any national securities exchange. The Board believes that a decision by stockholders to approve the Charter Amendment Proposal obviates the need for such compliance and, in fact, could have the unintended consequences of frustrating a liquidation and dissolution that was otherwise sought by stockholders.

The Charter Amendment Proposal further provides that we may remove up to $100,000 of interest earned on the trust account for dissolution expenses prior to redeeming the public shares in connection with the special meeting.

Proposed Amendment to Our Certificate of Incorporation

To change the Original Termination Date to the Accelerated Termination Date, we must amend Article IX of our certificate of incorporation. The text of the proposed amendment to Article IX of our certificate of incorporation is included in Annex A attached to this proxy statement.

If the amendment is approved by our stockholders, we intend to file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware as soon as practicable after the special meeting adjourns, at which time the amendment will become effective. Thereafter, because we do not anticipate being able to complete an initial business combination by the Accelerated Termination Date, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Date (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Date, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates or other delivery of their shares to the transfer agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the mandatory redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

If the amendment is not approved by our stockholders, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with our certificate of incorporation, upon the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes or to pay dissolution expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Further, if the Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal.

The adoption of this proposal is conditional on the approval of the Trust Amendment Proposal.

As of the record date, November 18, 2022, our sponsor and our directors and officers are entitled to vote 28.6% of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE THE DATE BY WHICH WE MUST CONSUMMATE OUR INITIAL BUSINESS COMBINATION.

HOWEVER, THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

Interests of the Sponsor and Our Officers and Directors

When you consider the recommendation of our board of directors, you should be aware that, aside from their interests as stockholders, our sponsor and our officers and directors have interests that differ from the interests of other stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in recommending to our stockholders that they approve this proposal. Our stockholders should take the following interests into account when deciding whether to approve this proposal:

●	the fact that our sponsor holds approximately 22.5% of our outstanding common stock;

●	the fact that our sponsor and our directors and officers have agreed to waive their redemption rights with respect to any private placement shares and any public shares held by them in connection with the consummation of our initial business combination, or a stockholder vote to approve an amendment to our certificate of incorporation, as a result of which the 855,085 private placement units purchased by the sponsor simultaneously with the consummation of our initial public offering and the over-allotment for $8,550,850 and the 6,727,316 shares of Class B common stock purchased by the sponsor prior to our initial public offering for $25,000 will become worthless if we are unable to consummate an initial business combination within the required time period;

●	the fact that most of our officers and directors are, directly or indirectly, members of our sponsor, and Brendan Duval, our Chairman of the Board and Chief Executive Officer, has voting and investment discretion with respect to the shares of common stock held by our sponsor and may be deemed to have shared beneficial ownership of the shares of common stock held directly by our sponsor;

●	the fact that, if the Charter Amendment Proposal is not approved and we are unable to complete an initial business combination by the Original Termination Date, the winding-up and liquidation of our company, and the redemption of our then outstanding public shares, will occur in 2023, at which time our board of directors believes that, unless an exception is available, there is a significant risk that such redemptions will be subject to an Excise Tax under the IRA; if we are unable to withdraw interest earned on the trust account for purposes of satisfying any such Excise Tax obligations, such Excise Tax obligations may need to be satisfied out of the residual assets of our corporation following liquidation of the trust account, which could otherwise be distributed to our sponsor and, indirectly, its members (which include each of our officers and directors);

●	the fact that our sponsor and our directors and officers have agreed not to participate in any liquidating distributions upon dissolution and winding up if an initial business combination is not consummated (other than with respect to public shares purchased by them during or after our initial public offering); and

●	the fact that our sponsor has agreed that it will be liable to our company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the day of liquidation thereof, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, but only if such third party or prospective target business has not executed a waiver of any and all rights to monies held in the trust account.

Exercise of Voluntary Redemption Rights

Upon the approval of this proposal, any public stockholder may request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. As of the record date, this would amount to a redemption price of approximately $10.10 per public share. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal will take into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses upon liquidation, and may decrease if additional interest earned on the funds held in the trust account is released to us to pay our taxes. In addition, the proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public stockholders electing to redeem their Class A common stock in the voluntary redemption will be distributed promptly after the adjournment of the special meeting.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Holders who intend to exercise their redemption rights in connection with the voluntary redemption are requested to complete the procedures described above prior to 5:00 p.m., Eastern time, on December 8, 2022 (two business days before the meeting) in order for their shares of Class A common stock to be redeemed pursuant to such voluntary redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash.

If you hold your public shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares of Class A common stock you beneficially own re-registered in your name and delivered electronically.

Holders of our units must elect to separate the underlying public shares and the warrants prior to exercising redemption rights with respect to the public shares. If you hold units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct the transfer agent to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary.

Any request for voluntary redemption, once made by a public stockholder, may be withdrawn at any time prior to the approval of the Charter Amendment Proposal, or the voluntary redemption withdrawal deadline. If you deliver your shares for voluntary redemption to our transfer agent and later decide not to elect redemption, you may, prior to the voluntary redemption withdrawal deadline, request that our transfer agent return the shares to you (either physically or electronically). Our transfer agent will be required to honor any such requests only if made prior to the voluntary redemption withdrawal deadline. After this time, a request for voluntary redemption may not be withdrawn unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request, which it may do in whole or in part. Such a request must be made by contacting our transfer agent.

Any corrected or changed written exercise of redemption rights in connection with the voluntary redemption must be received by our transfer agent prior to the deadline for exercising redemption requests in connection with the voluntary redemption and, thereafter, prior to the voluntary redemption withdrawal deadline. Requests for such redemption may not be honored unless the certificate (if any) representing the holder’s shares has been delivered (either physically or electronically) to our transfer agent prior to 5:00 p.m., Eastern Time, on December 8, 2022 (two business days before the meeting).

If a public stockholder properly makes a request for voluntary redemption, such public stockholder’s shares of Class A common stock are delivered as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, then we will redeem such shares of Class A common stock for a pro rata portion of funds deposited in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the special meeting. Thereafter, such public stockholder will no longer own the shares of Class A common stock so redeemed.

In addition, if the Charter Amendment Proposal is approved and implemented, and because we do not anticipate being able to complete an initial business combination by the Accelerated Termination Date, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Date (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Date, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) or other delivery of their shares to our transfer agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the mandatory redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Impact on Outstanding Warrants

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if this proposal and the Trust Amendment Proposal are approved, the Accelerated Termination Date.

PROPOSAL NO. 2:

THE TRUST AMENDMENT PROPOSAL

On November 11, 2022, our board of directors voted to approve, and to recommend that our stockholders approve, an amendment to our investment management trust agreement, dated March 15, 2021, with Continental Stock Transfer & Trust Company, as trustee, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the Accelerated Termination Date. After the closing of our initial public offering in March 2021 and the concurrent private placement, a total of $272,500,000 was placed in the trust account for the benefit of our public stockholders. The balance of the trust account as of June 30, 2022 was $272,801,168.

The trustee’s role is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Background and Rationale for the Proposal

For the reasons discussed under “Proposal No. 1: The Charter Amendment Proposal—Background and Rationale for the Proposal,” our board of directors has concluded that we do not anticipate being able to identify, agree upon and consummate a business combination with a suitable target that meets our criteria for a business combination at an acceptable valuation by or before the Original Termination Date, that changes in the regulatory landscape have further affected our prospects for consummating a business combination, and that recent legislative developments may negatively impact our public stockholders or the sponsor and our directors and officers if we are unable to consummate a business combination by or before the Original Termination Date.

Our board of directors believes that the current provisions of the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, the Trust Agreement does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of this proposal is to change the Original Termination Date to the Accelerated Termination Date such that the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date.

Proposed Amendment to the Trust Agreement

To change the Original Termination Date to the Accelerated Termination Date, we intend to amend the applicable provisions of the Trust Agreement. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal.

In addition, each of this proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

As of the record date, December 8, 2022, our sponsor and our directors and officers are entitled to vote 28.6% of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE TRUST AGREEMENT TO CHANGE THE DATE ON WHICH THE TRUSTEE MUST COMMENCE LIQUIDATION OF THE TRUST ACCOUNT.

Interests of the Sponsor and Our Officers and Directors

When you consider the recommendation of our board of directors, you should be aware that, aside from their interests as stockholders, our sponsor and our officers and directors have interests that differ from the interests of other stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in recommending to our stockholders that they approve this proposal. When deciding whether to approve this proposal, our stockholders should take into account the interests of our sponsor and our directors and officers identified above in the section titled “Proposal No. 1: The Charter Amendment Proposal—Interests of the Sponsor and Our Officers and Directors.”

PROPOSAL NO. 3:

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve the Charter Amendment Proposal and the Trust Amendment Proposal.

In this proposal, we are also asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the special meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve this proposal, we could adjourn the special meeting, and any adjournments or postponements thereof, in the circumstances described above, to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against such proposal. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Charter Amendment Proposal or the Trust Amendment Proposal, we could adjourn the special meeting without a vote on either such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the special meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our board of directors believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal and the Trust Amendment Proposal is not sufficient to adopt either proposal, it is in the best interests of our stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required

This proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. Abstentions will have no effect on approval of this proposal.

As of the record date, November 18, 2022, our sponsor and our directors and officers are entitled to vote 28.6% of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of November 18, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percentage of Outstanding common stock

Glenfarne Sponsor, LLC	7,956,335	(3)(4)	22.5%
Brendan Duval	7,956,335	(3)(4)	22.5%
Bryan Murphy	-	(5)	-
Vlad Bluzer	-	(5)	-
Enrique Reus Jimeno	-	(5)	-
Carl Strickler	-	(5)	-
Anthony Otten	28,750		*
William Mack	28,750		*
Terence Montgomery	28,750		*
All directors and executive officers as a group (8 individuals)	8,042,585		28.6%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding common stock

Sculptor Capital LP(6)	2,075,000	7.4%
Radcliffe Capital Management, L.P.(7)	2,070,727	7.4%
Blackstone Aqua Master Sub-Fund, a sub-fund of Blackstone Global Master Fund ICAV(8)	2,475,000	8.8%
Shaolin Capital Management LLC(9)	1,567,806	5.6%
Polar Asset Management Partners Inc.(10)	1,931,696	6.9%
Linden Capital L.P.(11)	2,156,352	7.7%
Magnetar Financial LLC(12)	2,476,469	8.8%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our stockholders is 292 Madison Avenue, 19th Floor, New York, NY 10017.

(2)	Interests shown consist solely of founder shares, classified as Class B common stock. Such shares will automatically convert into Class A common stock on the first business day following the completion of our initial business combination as described in the section entitled “Description of Securities.”

(3)	The shares reported above are held in the name of our sponsor. Our sponsor is controlled by Mr. Duval. Accordingly, Mr. Duval shares voting and dispositive power over the founder shares held by our sponsor and may be deemed to beneficially own the founder shares. Mr. Duval disclaims beneficial ownership of the shares held by our sponsor except to the extent of his pecuniary interest therein.

(4)	373,934 founder shares were forfeited by our sponsor due to the partial exercise of the underwriters’ over-allotment option.

(5)	Does not include certain founder shares indirectly owned by this individual as a result of his indirect membership interest in our sponsor.

(6)	Based on a Schedule 13G/A filed on February 14, 2022, by Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts; Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation, serves as the general partner of Sculptor; Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company that is wholly owned by Sculptor, serves as the general partner of Sculptor-II; Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II; Sculptor Master Fund, Ltd. (“SCMF”) is a Cayman Islands company. Sculptor is the investment adviser to SCMF; Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership that is wholly owned by SCMF; Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is a Cayman Islands company. Sculptor is the investment adviser to SCCO; Sculptor SC II LP (“NJGC”) is a Delaware limited partnership. Sculptor-II is the investment adviser to NJGC; Sculptor Enhanced Master Fund, Ltd. (“SCEN”) is a Cayman Islands company. Sculptor is the investment adviser to SCEN. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF, NRMD, SCEN, and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way - Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman. The address of the principal business office of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801.

(7)	Based on a Schedule 13G/A filed on February 14, 2022, by Radcliffe Capital Management, L.P., a Delaware limited partnership; RGC Management Company, LLC, a Delaware limited liability company; Steven B. Katznelson, a citizen of Canada, United States of America and the United Kingdom, Christopher Hinkel, a citizen of United States of America; Radcliffe SPAC Master Fund, L.P., a Cayman Islands limited partnership; and Radcliffe SPAC GP, LLC, a Delaware limited liability company. The address of principal business office is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(8)	Based on a Schedule 13G/A filed on February 11, 2022, by Blackstone Aqua Master Sub-Fund, a sub-fund of Blackstone Global Master Fund ICAV (“Aqua Fund”), Blackstone Alternative Solutions L.L.C. (“BAS”), Blackstone Holdings I L.P. (“Holdings I”), Blackstone Holdings I/II GP L.L.C. (“Holdings GP”), Blackstone Inc. (“Blackstone”), Blackstone Group Management L.L.C. (“Blackstone Management”), and Stephen A. Schwarzman (together with Aqua Fund, BAS, Holdings I, Holdings GP, Blackstone, and Blackstone Management, the “Reporting Persons”). Aqua Fund is an Irish collective asset management vehicle. BAS is a limited liability company organized under the laws of the State of Delaware. Holdings I is a limited partnership organized under the laws of the State of Delaware. Holdings GP is a limited liability company organized under the laws of the State of Delaware. Blackstone is a corporation organized under the laws of the State of Delaware. Blackstone Management is a limited liability company organized under the laws of the State of Delaware. Mr. Schwarzman is a citizen of the United States of America. The principal business address of each of the Reporting Persons is 345 Park Avenue, 28th Floor, New York, NY 10154.

(9)	Based on a Schedule 13G filed on February 10, 2022, by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The address of the business office of the Reporting Person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(10)	Based on a Schedule 13G filed on February 8, 2022, by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares directly held by PMSMF. The address of the business office of the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(11)	Based on a Schedule 13G/A filed on February 3, 2022, by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”), Linden GP LLC, a Delaware limited liability company (“Linden GP”), and Mr. Siu Min (Joe) Wong (“Mr. Wong,” and collectively, the “Reporting Persons”). As of December 31, 2021, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 2,275,000 Shares. This amount consists of 2,156,352 Shares held by Linden Capital and 118,648 Shares held by separately managed accounts. As of December 31, 2021, each of Linden GP and Linden Capital may be deemed the beneficial owner of the 2,156,352 Shares held by Linden Capital.

(12)	Based on a Schedule 13G filed on January 14, 2022, by Magnetar Financial LLC (“Magnetar Financial”); Magnetar Capital Partners LP (Magnetar Capital Partners”); Supernova Management LLC (“Supernova Management”); and Alec N. Litowitz (“Mr. Litowitz,” collectively, the “Reporting Persons”). The statement relates to the Shares (as defined herein) held for Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”) , Magnetar Discovery Master Fund Ltd (“Discovery Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership; Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), Purpose Alternative Credit Fund - T LLC (“Purpose Fund - T”), Delaware limited liability companies; collectively (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Litowitz. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2023 Annual Meeting

Our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Accelerated Termination Date or the Original Termination Date; consequently, we do not anticipate holding an annual meeting in 2023.

In the event we do hold an annual meeting in 2023, if a stockholder would like us to consider including a proposal in our proxy statement for such meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices at a reasonable time before we begin to print and send its proxy materials for such meeting. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Glenfarne Merger Corp.

Attention: Brendan Duval

292 Madison Avenue, 19th Floor

New York, NY 10017

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of our board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

2021 Annual Report

Our financial statements for our fiscal year ended December 31, 2021 are included in our 2021 annual report. Our proxy materials and our 2021 annual report are also available from the SEC at its website at https://www.sec.gov and can be accessed as of November 22, 2022 by visiting https://www.glenfarnemerger.com. You may also obtain a copy of our annual report, free of charge, by sending a written request to Glenfarne Merger Corp., 292 Madison Avenue, 19th Floor, New York, NY, Attention: Brendan Duval.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Dissenters’ Rights and Appraisal Rights

The Delaware General Corporation Law does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the special meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares pursuant to Section 262 of the Delaware General Corporation Law.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on our Company at the SEC web site, which contains reports, proxy statements and other information, at: https://www.sec.gov.

This proxy statement is available without charge to our stockholders upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the special meeting, you should contact us in writing at Glenfarne Merger Corp., 292 Madison Avenue, 19th Floor, New York, NY 10017 or by telephone at (212) 500-5454.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing VTIQ.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the special meeting, or no later than December 5, 2022.

Annex A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GLENFARNE MERGER CORP.

December [●], 2022

Glenfarne Merger Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Glenfarne Merger Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 16, 2020 (as subsequently amended prior to March 18, 2021, the “Original Certificate”). The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on March 18, 2021.

2. This Amendment to the Amended and Restated Certificate of Incorporation (“Amendment”) amends the Amended and Restated Certificate.

3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2020, as amended (the “Registration Statement”), were deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by the date and time immediately following the filing of this Amendment with the Secretary of State of the State of Delaware (the “Accelerated Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Accelerated Termination Date or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5. The text of Sections 9.2(a), 9.2(d), 9.2(e) and 9.2(f) are hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(d) In the event that the Corporation has not completed an initial Business Combination by the Accelerated Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law if such approval has not previously been obtained, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

(f) [RESERVED].

6. The text of Section 9.7 is hereby deleted in its entirety and replaced as follows:

If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by the Accelerated Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares.

IN WITNESS WHEREOF, Glenfarne Merger Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

GLENFARNE MERGER CORP.

By:
Name: Brendan Duval
Title: Chief Executive Officer

Annex B

PROPOSED TRUST AMENDMENT

December [●], 2022

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between Glenfarne Merger Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 15, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $272,500,000 was placed in the Trust Account from the Offering and sale of private placement units;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a Termination Letter (as defined in the Trust Agreement); or (y) upon the date which is, the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Charter if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the Consent of the Stockholders; and

WHEREAS, at a special meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty five percent (65%) of all then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment;

WHEREAS, at the Meeting, the stockholders of the Company also voted to approve an amendment of the Company’s amended and restated certificate of incorporation; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Trust Agreement.

Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, President, Treasurer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to pay the Company’s taxes (which interest shall be net of taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Accelerated Termination Date (as such term is defined in the Company’s amended and restated certificate of incorporation, as amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to pay the Company’s taxes (which interest shall be net of taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date”.

2.	Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

GLENFARNE MERGER CORP.

By:
Name:	Brendan Duval
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

Preliminary Proxy Card

GLENFARNE MERGER CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 12, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 22, 2022, in connection with the Special Meeting to be held at 11:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Brendan Duval and Enrique Reus Jimeno, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Glenfarne Merger Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 12, 2022: The notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/glenfarnemerger/2022

FOR	AGAINST	ABSTAIN

Proposal 1 — Charter Amendment Proposal

To adopt an amendment to our amended and restated certificate of incorporation in the form attached to the accompanying proxy statement as Annex A to (i) change the date by which we must consummate our initial business combination from March 23, 2023 (the “Original Termination Date”) to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date, (ii) remove the Redemption Limitation (as defined in the amended and restated certificate of incorporation) to allow us to redeem public shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the special meeting in order to pay dissolution expenses.

☐	☐	☐
FOR	AGAINST	ABSTAIN

Proposal 2 — Trust Amendment Proposal

To amend our investment management trust agreement, dated March 15, 2021, with Continental Stock Transfer & Trust Company, as trustee pursuant to an amendment in the form attached to the accompanying proxy statement as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date.

☐	☐	☐
FOR	AGAINST	ABSTAIN

Proposal 3 — Adjournment Proposal

To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

☐	☐	☐

Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.